UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

Oruka Therapeutics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-22873	36-3855489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Oak Grove Avenue Suite 100
Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 606-7910

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORKA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, Oruka Therapeutics, Inc. (“Oruka” or the “Company”) issued a press release and made publicly available a data presentation announcing Week 16 results from its Phase 2b EVERLAST-B clinical trial of ORKA-001, an investigational, half-life extended IL-23p19 monoclonal antibody, in patients with moderate-to-severe plaque psoriasis (“PsO”). Oruka will host a conference call and webcast today, Monday, October 26, 2026, at 8:00 a.m. Eastern Time, to discuss the results.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information in the press release and presentation attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01, including the press release and presentation attached as Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 26, 2026, Oruka announced Week 16 results from its Phase 2b EVERLAST-B clinical trial of ORKA-001 in patients with moderate-to-severe PsO.

EVERLAST-B Phase 2b Key 16-Week Results

EVERLAST-B is a randomized, double-blind, placebo-controlled Phase 2b clinical trial evaluating the safety, efficacy and pharmacokinetics of ORKA-001 in patients with moderate-to-severe PsO. The trial enrolled 187 patients randomized 1:1:1:1 to receive 37.5 mg of ORKA-001 at Week 0 (“Low Dose”), 300 mg at Weeks 0 and 4 (“Mid Dose”), 600 mg at Weeks 0 and 4 (“High Dose”), or placebo. The primary endpoint is the proportion of patients achieving PASI 100 at Week 16. At Week 28, patients who achieve PASI 100 will be re-randomized 1:1 to receive either 600 mg of ORKA-001 once yearly, with the initial maintenance dose planned for Week 52, or matching placebo. Patients who do not achieve PASI 100 at Week 28 will receive 300 mg of ORKA-001 every six months.

Initial 16-week findings from EVERLAST-B include efficacy results, which compare favorably versus standard of care across endpoints based on cross-trial comparisons, as well as a favorable safety profile consistent with the IL-23p19 inhibitor class.

At Week 16, the percentage of patients achieving the listed efficacy endpoints was as follows:

Week 16	Placebo	Low Dose	Mid Dose	High Dose
endpoint	(N=47)	(N=47)	(N=47)	(N=46)
PASI 100	0%	43%	44%	61%
PASI 90	0%	70%	85%	86%
IGA 0/1	0%	74%	85%	86%

The primary endpoint was achieved by 61% of patients in the 600 mg group, compared with 0% of patients receiving placebo (p<0.0001). Efficacy results in the 600 mg group were generally consistent with those observed in EVERLAST-A.

ORKA-001 continued to show a favorable safety and tolerability profile. At least one treatment-emergent adverse event (“TEAE”) was reported in 39% of patients in the 600 mg group and 43% of patients receiving placebo. No serious TEAEs occurred in the 600 mg group. Three serious TEAEs occurred among patients in the ORKA-001 treatment groups receiving lower doses; none was considered treatment-related. No injection site reactions were reported among patients receiving ORKA-001. The most common TEAEs observed were upper respiratory tract infection and headache.

The trial is ongoing, and longer-term data, including durability of response and additional safety follow-up, are expected in the second half of 2027.

Oruka plans to initiate Phase 3 trials of ORKA-001 in moderate-to-severe PsO in the first half of 2027, with the High Dose (600 mg), subject to regulatory interactions, and expects to report 52-week results from EVERLAST-A in December 2026. The Company also expects to report Week 16 results from the ORKA-002 Phase 2 PsO trial in the first quarter of 2027.

Second Quarter 2026 Financial Results

Cash Position: As of June 30, 2026, Oruka had cash, cash equivalents, and marketable securities of $1.1 billion. The Company expects that its cash, cash equivalents, and marketable securities will be sufficient to fund operations through an anticipated BLA filing for ORKA-001 and continued development of ORKA-002.

Forward-looking Statements

This Current Report on Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Oruka’s development programs and business strategy; the planned timing, progress and results of clinical trials, including EVERLAST-A, EVERLAST-B and the ORKA-002 Phase 2 trial; planned Phase 3 trials and related regulatory interactions; anticipated clinical data readouts; the potential clinical profile of ORKA-001, including its safety, efficacy, pharmacokinetics, dosing regimen and durability; the potential for annual dosing; expected cash runway; and illustrative estimates of future product sales and market opportunity included in the presentation.

Words such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on Oruka’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Oruka will be those that have been anticipated. Forward-looking statements involve risks and uncertainties, some of which are beyond Oruka’s control, that may cause actual results or performance to be materially different from those expressed or implied. These risks and uncertainties include those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Oruka’s most recent Annual Report on Form 10-K and other periodic or current reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. Oruka does not assume any obligation to update forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 26, 2026
99.2	Presentation, dated October 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oruka Therapeutics, Inc.
(Registrant)

Date:	October 26, 2026	By:	/s/ Paul Quinlan
			Name:	Paul Quinlan
			Title:	General Counsel

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